UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2015

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220 (Commission file number)	33-1151291 (I.R.S. Employer Identification No.)

5 Dakota Drive

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

On October 2, 2015, Broadridge Financial Solutions, Inc. (the “Company”) made available to its stockholders its fiscal year 2015 annual report to stockholders (the “Annual Report”) which included the letter to stockholders (the “Letter to Stockholders”). The Letter to Stockholders is attached hereto as Exhibit 99.1.

The Company’s results in the Annual Report are presented in accordance with generally accepted accounting principles in the United States (“GAAP”) except where otherwise noted. In certain circumstances, results have been presented in the Annual Report including the Letter to Stockholders that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures should be viewed in addition to, and not as a substitute for, the Company’s reported results.

With regard to statements in the Annual Report including the Letter to Stockholders that include certain Non-GAAP financial measures, the adjusted earnings measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing performance.

We also provide information on our Free cash flows because we believe this information helps our investors understand the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investments. Free cash flows is a Non-GAAP measure and is defined by the Company as Net cash flows provided by operating activities less capital expenditures and purchases of intangibles.

The Company believes Non-GAAP information helps investors understand the effect of these items on our reported results and provides a better representation of our operating performance. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.

Set forth below is a reconciliation of such Non-GAAP measures (unaudited) to the most directly comparable GAAP measures.

(Dollars and shares in millions, except per share amounts)

Fiscal years ended June 30,	2015	2014	2013

Earnings before interest and income taxes:

Earnings before interest and income taxes (Non-GAAP)	$464	$420	$359

Adjustments:

Interest and other, net	(25)	(25)	(15)

Restructuring charges	-	-	(20)

Earnings before income taxes (GAAP)	$439	$396	$323

Earnings before income taxes:

Adjusted earnings before income taxes (Non-GAAP)	$469	$420	$367

Adjustments:

Acquisition amortization and other costs	(30)	(25)	(24)

Restructuring charges	-	-	(20)

Earnings before income taxes (GAAP)	$439	$396	$323

Pre-tax margins:

Adjusted pre-tax margins (Non-GAAP)	17.4%	16.4%	15.1%

Adjustments:

Acquisition amortization and other costs	(1.1%)	(1.0%)	(1.0%)

Restructuring charges	-	-	(0.8%)

Pre-tax margins (GAAP)	16.3%	15.5%	13.3%

Note: Amounts may not sum due to rounding.

(Dollars and shares in millions, except per share amounts)

Fiscal years ended June 30,	2015	2014	2013

Net earnings:

Adjusted net earnings (Non-GAAP)	$307	$279	$236

Adjustments:

Acquisition amortization and other costs, net of taxes	(20)	(16)	(15)

Restructuring charges, net of taxes	-	-	(13)

Discrete tax items	-	-	4

Net earnings (GAAP)	$287	$263	$212

Free cash flows:

Free cash flows (Non-GAAP)	$365	$334	$220

Cash Flows from investing activities:

Capital expenditures and purchases of intangibles	66	54	51

Net cash flows provided by operating activities (GAAP)	$431	$388	$271

Diluted earnings per share:

Adjusted diluted earnings per share (Non-GAAP)	$2.47	$2.25	$1.88

Adjustments:

Acquisition amortization and other costs, net of taxes	(0.16)	(0.13)	(0.12)

Restructuring charges, net of taxes	-	-	(0.10)

Discrete tax items	-	-	0.03

Diluted earnings per share (GAAP)	$2.32	$2.12	$1.69

Note: Amounts may not sum due to rounding.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This current report on Form 8-K and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, statements about our future performance are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 (the “2015 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this Annual Report and are expressly qualified in their entirety by reference to the factors discussed in the 2015 Annual Report.

These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Item 9.01.       Financial Statements and Exhibits.

Exhibits.  The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Letter to Stockholders from the Broadridge Financial Solutions, Inc. Annual Report to Stockholders for the fiscal year ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2015

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By: /s/ James M. Young
Name: James M. Young
Title: Vice President and Chief Financial Officer